Exhibit 10.5

Joinder Agreement

August 13, 2013

J.P. Morgan Securities LLC

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith

                    Incorporated

Wells Fargo Securities, LLC

Credit Agricole Securities (USA) Inc.

Barclays Capital Inc. UBS Securities LLC

As Representatives of the several

    Initial Purchasers named in Schedule 1 of the Purchase Agreement

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Reference is hereby made to that purchase agreement (the “Purchase Agreement”) dated as of July 30, 2013 among PNK Finance Corp., a Delaware corporation (the “Issuer”) and wholly-owned unrestricted subsidiary of Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), and the Initial Purchasers relating to the issuance and sale to the Initial Purchasers of $850,000,000 aggregate principal amount of the Issuer’s 6.375% Senior Notes due 2021 (the “Notes”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

1. Representations, Warranties and Agreements. Each of the undersigned hereby represents and warrants to and agrees that it has the requisite right, power and authority to execute, deliver and perform its obligations under this Joinder Agreement and to consummate the transactions contemplated hereby. This Joinder Agreement has been duly authorized, executed and delivered by each of the undersigned.

2. Joinder. Without limiting the generality of the foregoing, each of the undersigned agrees that it will be bound by all covenants, agreements, representations, warranties and acknowledgments attributable to the Company or the Guarantors, as applicable, under the Purchase Agreement, as if each of the undersigned was a party thereto as of the date of the Purchase Agreement.

3. Counterparts. This Joinder Agreement may be signed in one or more counterparts (which may be delivered in original form or facsimile or “pdf” file thereof), each of which shall constitute an original when so executed and all of which together shall constitute one and the same agreement.

4. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

5. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

6. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS JOINDER AGREEMENT, THE TERMS AND CONDITIONS SET FORTH HEREIN AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered in New York, New York, by its proper and duly authorized officer as of the date set forth above.

PINNACLE ENTERTAINMENT, INC.

By:	/s/ Carlos A. Ruisanchez
Name:	Carlos A. Ruisanchez
Title:	President and Chief Financial Officer

PNK (SAZ), LLC, a Texas limited liability company;
PNK (SAM), LLC, a Texas limited liability company;
BELTERRA RESORT INDIANA, LLC, a Nevada limited liability company;
BOOMTOWN, LLC, a Delaware limited liability company;
PNK (ES), LLC, a Delaware limited liability company;
PNK (RENO), LLC, a Nevada limited liability company;
PNK (LAKE CHARLES), L.L.C., a Louisiana limited liability company;
PNK (STLH), LLC, a Delaware limited liability company;
PNK (ST. LOUIS RE), LLC, a Delaware limited liability company;
PNK DEVELOPMENT 7, LLC, a Delaware limited liability company;
PNK DEVELOPMENT 8, LLC, a Delaware limited liability company;
PNK DEVELOPMENT 9, LLC, a Delaware limited liability company;
PNK (OHIO), LLC, an Ohio limited liability company;
PNK (RIVER CITY), LLC, a Missouri limited liability company; and
CASINO MAGIC, LLC, a Minnesota limited liability company

By:	Pinnacle Entertainment, Inc.
Its:	Sole Member

	By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	President and Chief Financial Officer

[Signature Page to Purchase Agreement Joinder Agreement]

PNK (OHIO) II, LLC, an Ohio limited liability company; and
PNK (OHIO) III, LLC, an Ohio limited liability company

By:	PNK (Ohio), LLC
Its:	Sole Member

	By:	Pinnacle Entertainment, Inc.
	Its:	Sole Member

		By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	President and Chief Financial Officer

PRESIDENT RIVERBOAT CASINO-MISSOURI, INC., a Missouri corporation

By:	/s/ Carlos A. Ruisanchez
Name:	Carlos A. Ruisanchez
Title:	Treasurer

PNK (BOSSIER CITY), INC., a Louisiana corporation

By:	/s/ Carlos A. Ruisanchez
Name:	Carlos A. Ruisanchez
Title:	Treasurer

CASINO ONE CORPORATION, a Mississippi corporation

By:	/s/ Carlos A. Ruisanchez
Name:	Carlos A. Ruisanchez
Title:	Treasurer

PNK (BILOXI), LLC, a Delaware limited liability company

By:	Casino Magic, LLC
Its:	Sole Member

	By:	Pinnacle Entertainment, Inc.
	Its:	Sole Member

		By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	President and Chief Financial Officer

LOUISIANA – I GAMING, a Louisiana Partnership in Commendam

By:	Boomtown, LLC
Its:	General Partner

	By:	Pinnacle Entertainment, Inc.
	Its:	Sole Member

		By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	President and Chief Financial Officer

OGLE HAUS, LLC, an Indiana limited liability company
By:	Belterra Resort Indiana, LLC
Its:	Sole Member

	By:	Pinnacle Entertainment, Inc.
	Its:	Sole Member

		By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	President and Chief Financial Officer

YANKTON INVESTMENTS, LLC, a Nevada limited liability company

		By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos. A. Ruisanchez
		Title:	Sole Manager

[Signature Page to Purchase Agreement Joinder Agreement]

PNK (SCB), L.L.C., a Louisiana limited liability company

By:	PNK Development 7, LLC
Its:	Sole Member

	By:	Pinnacle Entertainment, Inc.
	Its:	Sole Member

		By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	President and Chief Financial Officer

PNK (BATON ROUGE) PARTNERSHIP, a Louisiana partnership

By:	PNK Development 8, LLC
Its:	Managing Partner

	By:	Pinnacle Entertainment, Inc.
	Its:	Sole Member

		By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	President and Chief Financial Officer

ACE GAMING, LLC, a New Jersey limited liability company; and
MITRE ASSOCIATES, LLC, a Delaware limited liability company

By:	PNK Development 13, LLC
Its:	Sole Member

	By:	PNK (BILOXI), LLC
	Its:	Sole Member

		By:	Casino Magic, LLC
		Its:	Sole Member

			By:	Pinnacle Entertainment, Inc.
			Its:	Sole Member

				By:	/s/ Carlos A. Ruisanchez
				Name:	Carlos A. Ruisanchez
				Title:	President and Chief Financial Officer

[Signature Page to Purchase Agreement Joinder Agreement]

AREH MLK LLC, a Delaware limited liability company;
PSW PROPERTIES, LLC, a Delaware limited liability company;
AREP BOARDWALK PROPERTIES, LLC, a Delaware limited liability company; and
PNK DEVELOPMENT 13, LLC, a New Jersey limited liability company

By:	PNK (Biloxi), LLC
Its:	Sole Member

	By:	Casino Magic, LLC
	Its:	Sole Member

		By:	Pinnacle Entertainment, Inc.
		Its:	Sole Member

			By:	/s/ Carlos A. Ruisanchez
			Name	: Carlos A. Ruisanchez
			Title:	President and Chief Financial Officer

[Signature Page to Purchase Agreement Joinder Agreement]

AMERISTAR CASINO BLACK HAWK, INC., a Colorado corporation;
AMERISTAR CASINO COUNCIL BLUFFS, INC., an Iowa corporation;
AMERISTAR CASINO ST. CHARLES, INC., a Missouri corporation;
AMERISTAR CASINO ST. LOUIS, INC., a Missouri corporation;
AMERISTAR CASINO KANSAS CITY, INC., a Missouri corporation;
AMERISTAR CASINO VICKSBURG, INC., a Mississippi corporation;
CACTUS PETE’S, INC., a Nevada corporation;
AMERISTAR CASINO LAS VEGAS, INC., a Nevada corporation; and
AMERISTAR CASINOS FINANCING CORP., a Nevada corporation

By:	/s/ Carlos A. Ruisanchez
Name:	Carlos A. Ruisanchez
Title:	President

AMERISTAR EAST CHICAGO HOLDINGS, LLC, an Indiana limited liability company;
AMERISTAR CASINO SPRINGFIELD, LLC, a Massachusetts limited liability company;
AMERISTAR LAKE CHARLES HOLDINGS, LLC, a Louisiana limited liability company; and
AMERISTAR CASINO EAST CHICAGO, LLC, an Indiana limited liability company

	By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	Sole manager

AMERISTAR CASINO LAKE CHARLES, LLC, a Louisiana limited liability company

By:	Ameristar Lake Charles Holdings, LLC, its sole member

	By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	Sole manager